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                                                                    EXHIBIT 10.1


                           AMENDMENT NUMBER FOUR TO

                      GENERAL LOAN AND SECURITY AGREEMENT

                                 GENRAD, INC.


        THIS AMENDMENT NUMBER FOUR TO GENERAL LOAN AND SECURITY AGREEMENT (this, "Amendment"), dated as of March 31, 1995, is entered into by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with its place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and GENRAD, INC., a Massachusetts corporation ("Borrower"), with its chief executive office located at 300 Baker Avenue, Concord, Massachusetts 01742-2174, in light of the following facts:

                                    FACTS:
                                    ------


        FACT ONE: Borrower and Foothill are parties to that certain General Loan and Security Agreement, dated as of June 23, 1992 (as amended and supplemented, the "Agreement").

        FACT TWO: Borrower and Foothill desire to further amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

        NOW, THEREFORE, Borrower and Foothill modify and amend the Agreement as follows:

        1. Section 6.13 of the Agreement is hereby amended in its entirety to read as follows:

        "6.13 FINANCIAL COVENANTS. As of the end of any fiscal quarter during the fiscal year 1995:

        (a)     Minimum Current Ratio
                ---------------------

                (i) CONSOLIDATED. Borrower and its Subidiaries will not permit the ratio of (A) Consolidated Current Assets to (B) Consolidated Current Liabilities to be less than 1.0 to 1.0.

                (ii) DOMESTIC. Borrower will not permit the ratio of (A) Borrower's Current Assets to (B) Borrower's Current Liabilities to be less than .70 to 1.00.

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        (b)     Minimum Capital Funds
                ---------------------

                (i) CONSOLIDATED. Borrower and its Subidiaries will not permit Consolidated Capital Funds to be less than Eight Million Dollars ($8,000,000).


                (ii) DOMESTIC. Borrower will not permit Borrower's Capital Funds to be less than Thirteen Million Dollars ($13,000,000).


        (c)     Leverage Ratio
                --------------

                (i) CONSOLIDATED. Borrower and its Subsidiaries will not permit the ratio of (A) Indebtedness to (B) Consolidated Capital Funds to be greater than 1.0 to 1.0.


                (ii) DOMESTIC. Borrower will not permit the ratio of (A) Indebtedness to (B) Borrower's Capital Funds to be greater than .75 to 1.00."

        2. In the event of conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

        IN WITNESS WHEREOF, Borrower and Foothill have executed this Amendment as of the day and year written above.

FOOTHILL CAPITAL CORPORATION                    GENRAD, INC.

By /s/ Lisa M. Gonzales                         By /s/ George A. O'Brien
   -------------------------                       ----------------------------
       Lisa M. Gonzales                                George A. O'Brien

Its Assistant Vice President                    Its Vice President and CFO
   -------------------------                       ----------------------------

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By its acceptance below as of the 31st day of March, 1995, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated June 23, 1992, and consents to the above-stated terms.

The undersigned further confirms that the Guaranty continues to be secured by that certain Stock Pledge Agreement dated June 23, 1992.


                                                 GENRAD HOLDINGS, LIMITED

                                                 By /s/ Walter A. Shephard
                                                    ----------------------------

                                                 Its  DIRECTOR
                                                    ----------------------------